SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No.1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2010

EVER-GLORY INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in Charter)

Florida	000-28806	65-0420146
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

100 N. Barranca Ave. #810
West Covina, CA 91791
(Address of Principal Executive Offices)

(626) 839-9116
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Notes

This Amendment No. 1 to the Form 8-K originally filed on April 8, 2010 is being filed to revise the disclosure in the original filing to clearly reflect that the Company’s wholly owned subsidiary will be receiving the payment rather than making the payment under the Equity Transfer Agreement.  This Amendment No. 1 does not change any of the other disclosures contained in the original filing.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 2, 2010, Goldenway Nanjing Garment Company Limited.(“Goldenway”), a PRC company and wholly-owned subsidiary of Ever-Glory International Group, Inc., entered into Equity Transfer Agreements with each of Mr. Jiaxing Xing and Shanghai Hexia Investment Co., Ltd, respectively (together, the “Equity Transfer Agreements”).  Pursuant to each of the Equity Transfer Agreements, Goldenway agreed to transfer five percent (5%) of its equity interest in Shanghai La Chapelle Garment and Accessories Company Limited to each of Mr. Jiaxing Xing and Shanghai Hexia Investment Co., Ltd, respectively.  Pursuant to the Equity Transfer Agreements, Goldenway will receive RMB 6.18 million (approximately US$0.9 million) in cash from each of Mr. Jiaxing Xing and Shanghai Hexia Investment Co., Ltd., all of which is payable within thirty (30) days upon the execution of the Equity Transfer Agreements.  The Equity Transfer Agreements contain customary representations and warranties.

The foregoing description of the Equity Transfer Agreements contemplated herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Equity Transfer Agreement between Goldenway and Mr. Jiaxing Xing dated April 2, 2010, and the Equity Transfer Agreement between Goldenway and Shanghai Hexia Investment Co., Ltd. dated April 2, 2010, each attached hereto as Exhibit 10.1 and 10.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS

Not Applicable

(d) EXHIBITS.

Exhibit No.	Description

10.1	Equity Transfer Agreement between Goldenway Nanjing Garment Company Limited and Mr. Jiaxing Xing dated April 2, 2010

10.2	Equity Transfer Agreement between Goldenway Nanjing Garment Company Limited and Shanghai Hexia Investment Co., Ltd. dated April 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVER-GLORY INTERNATIONAL GROUP, INC.

Date: April 9, 2010	By:	/s/ Edward Yihua Kang
Edward Yihua Kang
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Equity Transfer Agreement between Goldenway Nanjing Garment Company Limited and Mr. Jiaxing Xing dated April 2, 2010

10.2	Equity Transfer Agreement between Goldenway Nanjing Garment Company Limited and Shanghai Hexia Investment Co., Ltd. dated April 2, 2010